UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 30, 2008

PARK ELECTROCHEMICAL CORP. (Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(631) 465-3600

Not Applicable Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (b). Mr. Anthony Chiesa died on January 30, 2008 and, consequently, ceased being a Director of Park Electrochemical Corp. (the “Company”) on that date.

          The Company issued a news release on February 4, 2008 reporting the death of Mr. Chiesa.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
99.1 News Release dated February 4, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: February 5, 2008	By:/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Number
Exhibit	Description	Page

99.1	News Release dated February 4, 2008	5

Exhibit 99.1

NEWS RELEASE

Contact:	James W. Kelly	48 South Service Road
Melville, NY 11747
(631) 465-3600

PARK ELECTROCHEMICAL CORP. REPORTS DEATH OF
CO-FOUNDER AND DIRECTOR
ANTHONY CHIESA

Melville, New York, February 4, 2008...Park Electrochemical Corp. (NYSE-PKE) reported that Anthony Chiesa, a Director of the Company since its founding, died on January 30, 2008. Mr. Chiesa was a founder of the Company with Jerry Shore in 1954 and had been a Director since that time and had served as Vice President of the Company from 1954 to 1977.

Brian Shore, Park Electrochemical Corp.’s President and CEO, said, “Tony Chiesa was one of the kindest and most decent and honest people I have ever met in my life. In a world where real friends are few and loyalty is not honored or respected, Tony was a true friend to Park from its very first day in existence. And to me personally, Tony was family. I have known Tony as family since I was a small child. Board meetings will not be the same without Tony sitting there to my left. I will miss Tony very much, and I will never forget him. Our condolences go out to Tony’s wife and family.”

Park Electrochemical Corp. is a global advanced materials company which develops and manufactures high-technology digital and RF/microwave printed circuit materials (the Nelco® product line) and advanced composite materials (the NelcoteTM product line) principally for the telecommunications and internet infrastructure, high-end computing and aerospace markets. Park focuses on the general aviation aircraft segment of the aerospace market. Park’s core capabilities are in the areas of polymer chemistry formulation and coating technology. The Company’s manufacturing facilities are located in Singapore, China, France, Connecticut, New York, Arizona and California. In addition, the Company is in the process of constructing a new development and manufacturing facility in Newton, Kansas.

Additional corporate information is available on the Company’s website at www.parkelectro.com.

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